UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

  ___________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014 (March 18, 2014)

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida	33180
(Address of Principal Executive Offices)	(Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note.

On March 24, 2014, Trade Street Residential, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the acquisition of The Avenues at Craig Ranch (“Craig Ranch”) on March 18, 2014. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. Leasing for Craig Ranch commenced in July 2013. Physical occupancy at the property has increased each month since leasing commenced and, at the time of the Company’s acquisition of Craig Ranch, the property had a physical occupancy of 65.0% and was 73.4% leased. The Company expects that the revenues for Craig Ranch for the third quarter ending September 30, 2014 will significantly improve as a result of continued increases in physical occupancy. As such, the reported financial information may not necessarily be indicative of future revenues.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the Company’s expectations with respect to continued increases in occupancy and improvements in operating results. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Risk Factors” contained in the Annual Report on Form 10-K and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

	Statement of Revenues and Certain Expenses for the period from July 1, 2013 (inception of operations) through December 31, 2013 (unaudited)	4

	Notes to Statement of Revenues and Certain Expenses	5

(b)	Pro Forma Financial Information

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013	8

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013	9

	Notes to Pro Forma Condensed Consolidated Financial Statements	10

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The Avenues at Craig Ranch

Statement of Revenues and Certain Expenses

For the period from July 1, 2013

(inception of operations) through December 31, 2013

(Unaudited)

Revenues:
Rental revenue, net	$508,650
Other property income	30,777
Revenues- Total	539,427
Certain expenses:
Payroll and benefits	225,371
Real estate taxes and insurance	114,536
General and administrative	53,663
Utilities	39,227
Advertising and marketing	34,382
Repairs and maintenance	18,605
Other property operating expenses	17,324
Certain Expenses- Total	503,108
Revenues in excess of certain expenses	$36,319

The accompanying notes are an integral part of this financial statement

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The Avenues at Craig Ranch

Notes to Statement of Revenues and Certain Expenses

(Unaudited)

NOTE 1. DESCRIPTION OF OPERATIONS

The accompanying statement of revenues and certain expenses includes the operations of The Avenues at Craig Ranch (the “Property”), a 334 unit multi-family rental apartment complex contained in 10 three-story apartment buildings, located in McKinney, Texas. This Property was acquired by Trade Street Residential, Inc. on March 18, 2014. The Property began leasing units in July 2013 and was approximately 43% occupied as of December 31, 2013.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. This statement of revenues and certain operating expenses is not intended to be a complete presentation of the actual operations of the Property for the applicable period, as certain revenue and expenses which may not be compatible to those that will be realized and incurred in the proposed future operations of the Property have been excluded. Items excluded consist of certain one-time administrative fee revenue related to initial leasing activities. Management is not aware of any material factors related to the Property, other than discussed, that would cause the statement of revenues and certain expenses not to be indicative of future operating results.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and certain expenses. Actual results could materially differ from these estimates.

Revenue recognition

The Property is leased under operating leases with terms of generally one year or less. Rental revenues from residential leases, which may include periods of free rent and/or scheduled increases of rental rates over the term of the lease, are recognized on the straight-line basis.

Under the terms of the residential leases, residents are obliged to reimburse the Property for water and sewer, where the Property is the primary obligor to the local utility. These reimbursements are included in other property income in the accompanying statement of revenues and certain expenses. The reimbursements for the period ended December 31, 2013 were approximately $3,100.

During the period ended December 31, 2013, the Property recognized approximately $11,500 of administrative and application fee income related to its initial leasing activities. These amounts are also included in other property income in the accompanying statement of revenues and certain expenses.

Operating expenses

Operating expenses represent the direct expenses of operating the Property and consist primarily of payroll and benefits, real estate taxes and other operating expenses that are expected to continue in the proposed future operations of the Property.

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The Avenues at Craig Ranch

Notes to Statement of Revenues and Certain Expenses (Continued)

(Unaudited)

NOTE 3. COMMITMENTS AND CONTINGENCIES

The Property is a party to various contracts with third parties for certain services and maintenance. Some of these contracts may span more than one year in duration. The total amount of these commitments has not been determined.

The Property is not presently involved in any material litigation, nor, to Management’s knowledge is any material litigation threatened against the Property, other than routine litigation arising in the ordinary course of business such as disputes with tenants. The Property believes that the costs and related liabilities, if any, which may result from such actions will not materially affect the Property’s operating results.

NOTE 4. SUBSEQUENT EVENTS

Property management has evaluated events and transactions for potential recognition or disclosure through May 20, 2014, the date this interim financial information was available to be issued. Management has determined that there are no subsequent events or transactions to report.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regard to the acquisition of The Avenues at Craig Ranch (“Craig Ranch”), which Trade Street Residential, Inc. (“the Company”), through Trade Street Operating Partnership, L.P., its majority-owned subsidiary, acquired from an unrelated party on March 18, 2014.

The unaudited pro forma condensed consolidated balance sheet for the Company and Craig Ranch is presented as if the acquisition had occurred as of December 31, 2013.

The unaudited pro forma condensed consolidated statement of operations for the Company and Craig Ranch for the twelve months ended December 31, 2013 give effect to the Company’s acquisition of Craig Ranch, as if it had occurred on the first day of the earliest period presented. The pro forma adjustments column presented on the pro forma consolidated statement of operations for the year ended December 31, 2013 includes the financial information for Craig Ranch for the period from July 1, 2013 (inception of operations) through December 31, 2013.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and subsidiaries and those of Craig Ranch. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred had the acquisition been in effect on the dates indicated or which may be obtained in the future operations.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the period indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements for the year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2014.

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2013

(unaudited, in thousands)

		Completed Acquisition
	Historical	Craig Ranch	Pro Forma Consolidated
	(A)	(B)

ASSETS:
Real estate:
Land and improvements	$58,560	$6,654	$65,214
Buildings and improvements	272,849	33,317	306,166
Furniture, fixtures, and equipment	9,016	1,673	10,689
	340,425	41,644	382,069
Less accumulated depreciation	(14,369)	-	(14,369)
Net investment in operating properties	326,056	41,644	367,700

Land held for future development	31,963	-	31,963
Net real estate assets	358,019	41,644	399,663

Other assets:
Investment in unconsolidated joint venture	2,421	-	2,421
Cash and cash equivalents	9,037	(21,438)	(12,401	)(C)
Restricted cash and lender reserves	3,203	-	3,203
Deferred financing costs	3,022	263	3,285
Intangible asset, net	1,571	731	2,302
Due from related parties	803	-	803
Prepaid expenses and other assets	9,560	-	9,560
	29,617	(20,444)	9,173

TOTAL ASSETS	$387,636	$21,200	$408,836

LIABILITIES:
Indebtedness	$249,584	$21,200	$270,784
Accrued interest payable	840	-	840
Accounts payable and accrued expenses	6,119	-	6,119
Dividends payable	1,247	-	1,247
Due to related parties	120	-	120
Security deposits and deferred rent	1,029	-	1,029
Acquisition consideration payable in preferred stock	294	-	294
TOTAL LIABILITIES	259,233	21,200	280,433

Commitments & contingencies

STOCKHOLDERS' EQUITY:
Class A preferred stock	3	-	3
Common stock	115	-	115
Additional paid-in capital	162,681	-	162,681
Accumulated deficit	(52,053)	-	(52,053)
TOTAL STOCKHOLDERS' EQUITY - TRADE STREET RESIDENTIAL, INC.	110,746	-	110,746
Noncontrolling interests	17,657	-	17,657
TOTAL STOCKHOLDERS' EQUITY	128,403	-	128,403

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$387,636	$21,200	$408,836

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(unaudited, in thousands, except for per share amounts)

		Completed Acquisition
	Historical	Craig Ranch		Pro Forma Consolidated
	(D)	(E)

Property Revenue
Rental revenue	$26,261	$508		$26,769
Other property revenues	2,696	31		2,727
Total property revenues	28,957	539		29,496

Property Expenses
Property operations	9,243	388		9,631
Real estate taxes and insurance	3,942	115		4,057
Total property expenses	13,185	503		13,688

Other expenses
General and administrative	8,683	-		8,683
Interest expense	8,947	419	(F)	9,366
Depreciation and amortization	11,918	1,255	(G)	13,173
Development and pursuit costs	180	-		180
Acquisition costs	919	-		919
Asset impairment losses	12,419	-		12,419
Amortization of deferred financing costs	1,443	-		1,443
Loss on early extinguishment of debt	1,146	-		1,146
Total other expenses	45,655	1,674		47,329

Other income	88	-		88
Income from unconsolidated joint venture	67	-		67
Gain on bargain purchase	6,900	-		6,900

Loss from continuing operations	(22,828)	(1,638)		(24,466)
Loss allocated to noncontrolling interest holders	2,462	-		2,462
Dividends declared and accreted on preferred stock and units	(940)	-		(940)
Dividends to restricted stockholders	(52)	-		(52)
Extinguishment of equity securities	11,716	-		11,716
Adjustments attributable to participating securities	(2,241)	-		(2,241)
Net loss attributable to common stockholders	$(11,883)	$(1,638)		$(13,521)

Loss per common share – basic and diluted	$(1.36)			$(1.54)

Weighted average number of shares - basic and diluted	8,762			8,762

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

BALANCE SHEET

A.	Reflects the historical condensed consolidated balance sheet of Trade Street Residential, Inc. (the “Company”) as of December 31, 2013.

B.	On March 18, 2014, the Company, through its operating partnership, Trade Street Operating Partnership (“the “Operating Partnership”), completed the acquisition of The Avenues of Craig Ranch (“Craig Ranch”). The acquisition consideration of $42.4 million was paid with cash of $21.2 million from the Company’s rights offering to its existing stockholders and certain related transactions (the “Offering”) and proceeds from a new mortgage loan in the amount of $21.2 million. The mortgage has a 7-year term and a fixed interest rate of 3.78% with monthly payments of interest only for the term of the loan. The costs of the acquired tangible and intangible assets were allocated as follows based on estimates of their fair value in accordance with Accounting Standards Codification Topic 805, Business Combinations.

(in thousands)
Land	$3,444
Site improvements	3,210
Building	33,317
Furniture fixtures and equipment	1,673
In-place leases	731
Net assets acquired	$42,375

In conjunction with obtaining the mortgage loan, the Company recorded deferred loan costs of $0.3 million, which will be amortized using the straight line method over the life of the loan.

C.	Does not reflect the Offering, pursuant to which the Company issued 24,881,517 shares of its common stock at a subscription rights offering price of $6.33 per share. The Company received approximately $147.5 million in total net proceeds from the offering after deducting offering expenses paid by the Company. The Company used $21.2 million of the net proceeds of the Offering to fund the cash portion of the purchase price of Craig Ranch.

STATEMENT OF OPERATIONS

D.	Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2013.

E.	Reflects the historical operations of Craig Ranch for the period from July 1, 2013 (inception of operations) through December 31, 2013.

F.	Represents the depreciation of the buildings (over 50 years), site improvements (over 15 years), furniture and fixtures (over 10 years) and in-place leases (over six months) based on the purchase price allocation in accordance with ASC 805, assuming the acquisition of Craig Ranch took place on July 1, 2013 (inception of operations).

G.	Represents interest expense on the mortgage loan at 3.78%, assuming the acquisition of Craig Ranch took place on July 1, 2013 (inception of operations).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: May 20, 2014	By:	/s/ Richard H. Ross
Richard H. Ross
Chief Executive Officer and Chief Financial Officer

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